UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

VOXX INTERNATIONAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28839	13-1964841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2351 J. Lawson Boulevard Orlando, Florida	32824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 645-7750

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K (“Current Report”) is being filed in connection with the closing on April 1, 2025 of the previously announced transaction contemplated by that certain Agreement and Plan of Merger dated as of December 17, 2024 (the “Merger Agreement”), by and among VOXX International Corporation, a Delaware corporation (the “Company”), Gentex Corporation, a Michigan corporation (“Gentex”), and Instrument Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Gentex (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on April 1, 2025, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly owned subsidiary of Gentex.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report is incorporated by reference in this Item 1.02.

In connection with the Merger, on April 1, 2025, the Company terminated all commitments and repaid all amounts outstanding under that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2016, by and among the Company, the borrowers party thereto from time to time, the guarantors and the lenders party thereto from time to time and Wells Fargo Bank, N.A., as administrative agent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report is incorporated by reference in this Item 2.01.

On April 1, 2025, Gentex completed the acquisition of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by Gentex, Merger Sub, the Company, or any of their respective subsidiaries, which were cancelled and ceased to exist, and for which no consideration was paid, and (ii) shares that were not voted in favor of the adoption of the Merger Agreement and for which the holder properly exercised appraisal rights in accordance with the Delaware General Corporation Law in respect of such shares) were cancelled and converted into the right to receive cash in the amount of $7.50 per share (the “Per Share Merger Consideration”), without interest, less any required withholding taxes.

In addition, at the Effective Time, restricted stock units of the Company (“Company RSUs”) outstanding immediately before the Effective Time of the Merger automatically vested in full (if unvested), were cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Company Common Stock underlying such Company RSU multiplied by (ii) the Per Share Merger Consideration, less applicable withholding taxes.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2024 and incorporated herein by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference in this Item 3.01.

On April 1, 2025, the Company notified the Nasdaq Stock Market LLC (the “Nasdaq”) that the Merger had been completed, and requested that the Nasdaq suspend trading of the shares of Class A Common Stock on the Nasdaq and withdraw the Class A Common Stock from listing on the Nasdaq on April 1, 2025. The Company also requested that the Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Class A Common Stock from the Nasdaq and the deregistration of such Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Class A Common Stock will no longer be listed on the Nasdaq.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Class A Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Items 2.01, 5.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company (other than the rights of holders of Company Common Stock to receive the Per Share Merger Consideration described under Item 2.01 above).

Item 5.01	Change in Control of Registrant.

The information set forth above in the Introductory Note and Items 2.01, 3.03, 5.02 and 5.03 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Surviving Corporation became a wholly owned subsidiary of Gentex.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

At the Effective Time, each of Ari M. Shalam, Patrick M. Lavelle, Beat Kahli, John J. Shalam, Denise Waund Gibson and John Adamovich, Jr. ceased to serve as directors of the Company, and Neil Boehm, Kevin Nash and Scott Ryan joined Steven Downing as the directors of the Surviving Corporation.

In addition, at the Effective Time, the officers of the Company immediately prior to the Effective Time became the officers of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

In connection with the consummation of the Merger, effective as of the Effective Time, the certificate of incorporation of the Surviving Corporation was amended and restated in its entirety, and the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation. A copy of the Amended and Restated Certificate of Incorporation of the Surviving Corporation and the Amended and Restated Bylaws of the Surviving Corporation are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On April 1, 2025, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 17, 2024, by and among VOXX International Corporation, Gentex Corporation and Instrument Merger Sub, Inc. (incorporated by referenced to Exhibit 2.1 to the Current Report on Form 8-K filed by VOXX International Corporation on December 18, 2024)*

3.1	Amended and Restated Certificate of Incorporation of VOXX International Corporation

3.2	Amended and Restated Bylaws of VOXX International Corporation

99.1	Press release with respect to the consummation of the Merger, released on April 1, 2025 by VOXX International Corporation

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date:	April 1, 2025	By:	/s/ Loriann Shelton
Loriann Shelton Senior Vice President Chief Financial Officer Chief Operating Officer